EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Desert Gateway, Inc.

I hereby consent to the incorporation on Form 10/A my report dated May 29, 2008, relating to the financial statements for the fiscal years ended May 31, 2007 and 2006, included therein.

/s/   Michael F. Cronin

Michael F. Cronin

Certified Public Accountant

August 25, 2008

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